EXHIBIT 4.18
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement, dated as of November 17, 2009 (this “Agreement”), is entered into by and among GSI Commerce, Inc, a Delaware corporation (the “Parent”), and each of the persons and entities holding Common Stock of Parent and listed on Schedule I hereto (collectively, the “Holders”) and any additional Holder that becomes a party to this Agreement by executing and delivering to Parent a counterpart signature page in the form attached hereto on Schedule II (such person shall be deemed a “Holder” for all purposes of this Agreement upon Parent countersigning such Schedule II).
WITNESSETH:
     WHEREAS, Parent, Cola Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent, Retail Convergence, Inc., a Delaware corporation (“RCI”), the principal stockholders (the “Principal Stockholders”) of RCI identified therein, and William J. Fitzgerald, as the Stockholders’ Representative, have entered into an Agreement and Plan of Merger dated as of October 27, 2009, (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), setting forth the terms and conditions under which Acquisition Sub will merge (the “Merger”) with and into RCI with RCI surviving as a subsidiary of Parent. Capitalized terms used but not defined herein will have the meanings ascribed to them in the Merger Agreement; and
     WHEREAS, it is a condition of RCI’s and the Principal Stockholders’ obligations to consummate the Merger that this Agreement be executed and delivered by Parent to RCI and the Principal Stockholders;
     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
     1. Definitions
          (a) “Affiliate” means, with respect to any specified person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with such person, including without limitation any general partner, managing member, manager, officer or director of such person or any private equity, venture capital or other investment fund now or hereafter existing that is controlled by one or more general partners, managing members or managers of, or shares the same management company with, such person.
          (b) “Automatic Shelf Registration Statement” has the meaning ascribed to it in Rule 405.

          (c) “Business Day” means any day, except a Saturday, Sunday or legal holiday on which the SEC is closed and not accepting filings under the Securities Act as of such date.
          (d) “Common Stock” means the shares of common stock, par value $.01 per share, of Parent.
          (e) “Effectiveness Period” means the period commencing upon the Filing Date and ending on the date that all Securities have ceased to be Registrable Securities.
          (f) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
          (g) “Existing Registration Agreements” means the agreements set forth on Schedule III hereto.
          (h) “Holder” has the meaning set forth in the preamble to this Agreement.
          (i) “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.
          (j) “Merger Agreement” has the meaning set forth in the recitals to this Agreement.
          (k) “Registrable Securities” means the Securities and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Shelf Registration Statement, (ii) its sale to the public pursuant to Rule 144 under the Securities Act and (iii) the time when it may be sold pursuant to Rule 144 without restriction.
          (l) “Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
          (m) “Rule 405” means Rule 405 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
          (n) “Rule 424” means Rule 424 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
          (o) “SEC” means the Securities and Exchange Commission.

          (p) “Securities” means the Common Stock of Parent issued pursuant to the Merger Agreement as Total Merger Stock Consideration (including any Parent Stock issued pursuant to the Company Guaranty Shareholder Agreement).
          (q) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
          (r) “Shelf Registration Statement” has the meaning set forth in Section 2 hereof, including amendments to such registration statement, all exhibits to such registration statement, all materials incorporated by reference in such registration statement and, where applicable, any replacement registration statement filed in order to register the resale of the Registrable Securities.
     2. Shelf Registration. As soon as practicable following the filing with the Secretary of State of the State of Delaware of a Certificate of Merger effecting the Merger (the “Effective Time”), but in no event later than one hour after the opening of trading on the Nasdaq Global Select Market on the next Business Day after the Effective Time (“Filing Date”), Parent will file with the SEC either (i) an Automatic Shelf Registration Statement which registers for resale from time to time the Registrable Securities by the Holders (such registration statement may be a universal shelf registration statement relating to securities of Parent, including Parent Stock, to be issued from time to time by Parent or selling stockholders) and any prospectus supplement required to be filed with the SEC pursuant to Rule 424 under the Securities Act in order to effect the resale registration of the Registrable Securities, or (ii) a prospectus supplement to an already effective Automatic Shelf Registration Statement in order to effect the resale registration of the Registrable Securities (the registration statements referred to in (i) and (ii) shall each be referred to as the “Shelf Registration Statement”). Parent will use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period. Holders will be named as selling securityholders in the Shelf Registration Statement or the applicable prospectus supplement in such a manner as to permit Holders to deliver the prospectus to purchasers of Registrable Securities in accordance with applicable law. In the event that additional Securities are issued after the date hereof to the Company Guaranty Shareholders, the Company Guaranty Shareholders will become parties to this Agreement as provided in the preamble to this Agreement and, as expeditiously as possible following such issuance and in any event within ten (10) Business Days after the Company Guaranty Shareholders execute a joinder hereto and deliver to Parent a completed and signed Selling Stockholder Questionnaire in the form attached hereto as Appendix A (the “Selling Stockholder Questionnaire”), Parent will prepare and file with the SEC any amendments and supplements to the Shelf Registration Statement and the prospectus included in the Shelf Registration Statement, and any prospectus supplements, as may be necessary to include such additional Registrable Securities therein and otherwise to permit such Holders to sell Registrable Securities thereunder.

     3. Exceptions to Parent’s Obligations. It shall be a condition precedent to the obligations of Parent to take any action pursuant to Section 2 hereof with regard to a particular Holder’s Registrable Securities that such Holder provide Parent with a completed and signed Selling Stockholder Questionnaire. A Holder of Registrable Securities that does not provide Parent with a completed and signed Selling Stockholder Questionnaire on or before two (2) Business Days prior to the Closing Date will not be named as a selling securityholder in the Shelf Registration Statement when it becomes effective or the initial prospectus supplement that is filed after the Effective Time (the “Initial Prospectus Supplement”), and will not be able to use the Shelf Registration Statement or the Initial Prospectus Supplement to resell Registrable Securities. However, such a Holder of Registrable Securities may thereafter provide Parent with a completed and signed Selling Stockholder Questionnaire, following which Parent will, within thirty (30) days after that date (except as described below), file a prospectus supplement, or, if required, file a post-effective amendment in order to permit resales of such Holder’s Registrable Securities. However, if Parent receives the completed and signed Selling Stockholder Questionnaire during a period when the Shelf Registration Statement is suspended (“Suspension Period”), or if Parent initiates a Suspension Period within thirty (30) days after Parent receives the completed and signed Selling Stockholder Questionnaire, then Parent will, except as described below, make the filing within thirty (30) days after receipt of the signed Selling Stockholder Questionnaire or ten (10) days after the end of the Suspension Period, whichever is later. Notwithstanding anything herein to the contrary, in no event will Parent be required to file more than one prospectus supplement per 30-day period in order to name as a selling securityholder any Holder that has provided the Company with a completed and signed Selling Stockholder Questionnaire after two (2) Business Days prior to the Closing Date. Each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder or its intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading .
     4. Registration Procedures. In connection with the registration obligations of Parent under Section 2 hereof, Parent will:
          a. As promptly as practicable, prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the

Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of Registrable Securities covered by the Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Holders thereof set forth in such Shelf Registration Statement as so amended or such prospectus as so supplemented.
          b. If the Shelf Registration Statement covering resales of the Registrable Securities ceases to be effective for any reason at any time during the Effectiveness Period (other than because all securities registered thereunder have been resold pursuant thereto or have otherwise ceased to be Registrable Securities), Parent will use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness thereof at the earliest practicable date.
          c. If upon filing of Parent’s Annual Report on Form 10-K for its 2009 fiscal year Parent will not qualify as a well-known seasoned issuer as defined in Rule 405, then Parent shall use its reasonable best efforts to make such filings as are necessary (including filing a post-effective amendment to the Shelf Registration Statement and/or filing a new non-automatic shelf registration statement, if necessary) to maintain an effective Shelf Registration Statement related to the resale of the Registrable Securities during the Effectiveness Period. If a new non-automatic shelf registration statement is filed, Parent will use its reasonable best efforts to cause the new Shelf Registration Statement to become effective as promptly as practicable after such filing and to keep the new Shelf Registration Statement continuously effective during the Effectiveness Period.
          d. During the Effectiveness Period, deliver to each Holder, in connection with any sale of Registrable Securities pursuant to the Shelf Registration Statement, without charge, as many copies of the prospectus relating to such Registrable Securities and any amendment or supplement thereto as such Holder may reasonably request; and Parent hereby consents to the use of such prospectus or each amendment or supplement thereto by each Holder in connection with any offering and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto in the manner set forth therein.
          e. As promptly as practicable, use its reasonable best efforts to register or qualify the Registrable Securities covered by the Shelf Registration Statement under the securities or Blue Sky laws of such states as the Holders thereof shall reasonably request, and do any and all other acts and things that may be necessary to enable the Holders thereof to consummate the public sale or other disposition in such states of the Registrable Securities owned by the Holders; provided, however, that Parent shall not be required for any such purpose to qualify for any such purpose as a foreign corporation or execute a general consent to service of process in any jurisdiction.

          f. If any of the Registrable Securities covered by the Shelf Registration Statement filed pursuant Section 2 hereof are to be sold pursuant to an underwritten public offering, Parent shall enter (and each participating Holder agrees to enter) into a written agreement with the managing underwriter (which shall be a reputable underwriter selected by Parent, in its sole discretion) in such form and containing such provisions (including, if the underwriter so requests, customary contribution provisions on the part of Parent) as are customary in the securities business for such an arrangement. Each Holder hereby agrees that it may not participate in any underwritten offering hereunder unless it (i) agrees to sell its Registrable Securities on the terms provided in underwriting arrangements approved by Parent and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
          g. Cause all of the Registrable Securities to be listed on the Nasdaq Global Select Market.
          h. Promptly notify the selling Holders of Registrable Securities at any time during the Effectiveness Period when the Shelf Registration Statement, prospectus, prospectus supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. In the event Parent notifies Holders pursuant to the preceding sentence, (i) the Holders will suspend, promptly upon their receipt of the notice referred to above, their use of any prospectus or prospectus supplement relating to such registration in connection with any sale or offer to sell Registrable Securities; and (ii) Parent will use its reasonable best efforts to update the suspended Shelf Registration Statement as may be necessary to permit the Holders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law. Notwithstanding the foregoing, during the first 45 days of the Effectiveness Period, Parent shall not suspend the use of the Shelf Registration Statement for more than two (2) Business Days in the aggregate and, during the first 180 days of the Effectiveness Period, Parent shall not suspend the use of the Shelf Registration Statement for more than twenty (20) Business Days in the aggregate. Anything in this Agreement to the contrary notwithstanding, Parent shall not be in breach of this Agreement if Parent is required to suspend the use of the Shelf Registration Statement for any period of time because PricewaterhouseCoopers LLP fails to provide Parent with a written consent (“PWC Consent”) to the filing and incorporation by reference of Company’s Audited Financial Statements (as defined in the Merger Agreement) into Parent’s filings under the Securities Act, including the Shelf Registration Statement, within the time period required by Form 8-K (“PWC Event”). If a PWC Event occurs, Parent’s obligations under Section 2 hereof shall be suspended until Parent meets all of the registrant requirements of General Instruction 1.A of Form S-3.

          i. Cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority.
     5. Intentionally Omitted.
     6. Registration Expenses. Parent will bear all fees and expenses incurred in connection with the performance by Parent of its obligations under Sections 2 and 4 of this Agreement. Such fees and expenses will include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the Financial Industry Regulatory Authority and (y) of compliance with federal and state securities or Blue Sky laws, (ii) printing expenses, (iii) duplication expenses relating to copies of any Shelf Registration Statement, prospectus or prospectus supplement delivered to any Holders hereunder, (iv) fees and disbursements of counsel for Parent in connection with the Shelf Registration Statement, and (v) fees and disbursements of the registrar and transfer agent for the Common Stock. In addition, Parent shall pay the internal expenses of Parent (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by Parent of the Registrable Securities on any securities exchange on which similar securities of Parent are then listed and the fees and expenses of any person, including special experts, retained by Parent. Notwithstanding the provisions of this Section 6, each Holder will pay any broker’s commission, agency fee or underwriter’s discount or commission and any legal fees and expenses of its counsel or other advisers in connection with the sale of the Registrable Securities under the Shelf Registration Statement.
     7. Indemnification and Contribution.
          a. Parent agrees to indemnify and hold harmless each Holder, each person, if any, who controls any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Holder within the meaning of Rule 405 from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereof, any preliminary prospectus, or any prospectus (as amended or supplemented) or any issuer free writing prospectus prepared by it or authorized by it in writing for use by such Holder, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to Parent in writing by such Holder expressly for use therein; provided that the foregoing indemnity shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) from whom the person asserting such losses, claims or liabilities purchased the

Registrable Securities, if a copy of the prospectus or the issuer free writing prospectus (both as then amended or supplemented if Parent shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to such person, if required by law so to have been delivered at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the prospectus or the issuer free writing prospectus (both as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.
          b. Each Holder agrees severally and not jointly to indemnify and hold harmless Parent and its directors, its officers who sign the Shelf Registration Statement and any amendment, supplement or replacement thereof and each person, if any, who controls Parent (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) or any other Holder, to the same extent as the foregoing indemnity from Parent to such Holder, but only with reference to information relating to such Holder furnished to Parent in writing by such Holder expressly for use in such Shelf Registration Statement, prospectus or issuer free writing prospectus or amendment or supplement thereto. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount by which the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation exceeds the amount of any damages that such Holder has otherwise been required to pay with respect to such untrue or alleged untrue statement or omission or alleged omission.
          c. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate under applicable codes of professional conduct. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to

Section 7(a), the Holders of a majority of the Registrable Securities covered by the Shelf Registration Statement or applicable prospectus supplement held by Holders that are indemnified parties pursuant to Section 7(a) and, in the case of parties indemnified pursuant to Section 7(b), Parent. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
          d. To the extent that the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party (other than because such party is not entitled to indemnification thereunder) or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.. The relative fault of the Holders on the one hand and Parent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by Parent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders’ respective obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Registrable Securities they have sold pursuant to the Shelf Registration Statement, and not joint.
          e. The parties hereto agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to therein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding

Section 7(d) and this Section 7(e), no indemnifying party that is a Holder will be required to contribute any amount in excess of the amount by which the proceeds received by it from the sale of Registrable Securities exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          f. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity, hereunder, under the Merger Agreement or otherwise. The rights and obligations of the parties to this Agreement shall not be limited by any limitations (including, but not limited to, limitations as to time or amount) that may be provided in the Merger Agreement.
          g. The indemnity and contribution provisions contained in this Section 7 will remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any person controlling any Holder or any affiliate of any Holder or by or on behalf of Parent, its officers or directors or any person controlling Parent and (iii) the sale of any Registrable Securities by any Holder pursuant to the Shelf Registration Statement.
     8. Miscellaneous.
          a. Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust or other estate planning vehicle for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) in the case of an entity Holder, to such Holder’s partners, members, shareholders or other equityholders; provided, however, that (x) Parent is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to Parent to be bound by and subject to the terms and conditions of this Agreement and delivers an executed Selling Stockholder Questionnaire to Parent. As prompt as practicable following such assignment and notice to Parent, Parent will prepare and file with the SEC any amendments and supplements to the Shelf Registration Statement and the prospectus included in the Shelf Registration Statement as may be necessary to name such transferee as a selling Holder thereunder and otherwise to permit such transferee to sell Registrable Securities thereunder. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the Holders.

          b. No Conflicting Agreements. Parent will not enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. Parent represents and warrants that it is not currently a party to any agreement with respect to any of its equity or debt securities granting any registration rights to any person other than the Existing Registration Agreements.
          c. Notices. All notices, requests, demands, or other communications required or permitted to be given under this Agreement will be in writing and deemed given upon: (i) personal delivery, (ii) confirmed delivery by a standard overnight courier or when delivered by hand, (iii) when mailed in the United States by certified mail, postage prepaid, addressed at the following addresses (or at such address for a party as will be specified by notice given hereunder), or (iv) transmitter’s confirmation of a receipt of a facsimile transmission: if to Parent, to it at 935 First Avenue, King of Prussia, Pennsylvania, 19406, Attention: General Counsel, facsimile no. (610) 265-1730, and if to Holder, to the address or facsimile transmission number of such Holder set forth on the signature page hereto.
          d. Interpretation. The words “include,” “includes,” and “including” when used in this Agreement will be deemed in each case to be followed by the words “without limitation.” The respective parties hereto and their attorneys have negotiated this Agreement and the language hereof will not be construed for or against either party, as drafter. A reference to a section, schedule, or an exhibit will mean a section in, or schedule or exhibit to, this Agreement unless otherwise explicitly set forth.
          e. Counterparts. This Agreement may be executed (i) in one or more partially or fully executed counterparts, each of which will be deemed an original and will bind the signatory, but all of which together will constitute the same instrument, and (ii) by facsimile.
          f. Miscellaneous. This Agreement, the Merger Agreement, and the documents referred to in this Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
          g. No Joint Venture. Nothing in this Agreement will be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee, or legal representative of any other party. No party will have the power to control the activities and operations of any other and their status is, and at all times, will continue to be, that of independent contractors with respect to each other. No party will have any power or authority to bind or commit any other. No party will hold itself out as having any authority or relationship in contravention of this Section.

          h. Governing Law. This Agreement will be governed in all respects, including validity, interpretation, and effect, by the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
          i. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, and waivers or consents to departures from the provisions hereof may not be given, unless Parent has obtained the written consent of Holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided that the provisions of this sentence may not be amended except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment waiver or consent or thereafter will be bound by any such amendment waiver or consent effected pursuant to this Section 8(i) whether or not any notice, writing or marking indicating such amendment waiver or consent appears on the Registrable Securities or is delivered to such Holder.
          j. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party hereto. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the body making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.
          k. Submission to Jurisdiction. Except as provided in 8(l) below, all actions and proceedings arising out of or relating to this Agreement will be heard and determined exclusively in the United States District Court for the Southern District of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named court, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any of the above-named courts.
          l. Specific Enforcement. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of Parent and the Holders shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.
          m. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GSI COMMERCE, INC.
By:	/s/ Arthur H. Miller
Name: Arthur H. Miller
Title: EVP

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

BERKSHIRE FUND V, LIMITED PARTNERSHIP

By:	Fifth Berkshire Associates LLC,
its General Partner

By:	/s/ Bradley M. Bloom Name: Bradley M. Bloom
Title: Managing Director

Address:	200 Clarendon Street
Boston, MA 02116

Facsimile No. 617-227-6105
[Signature Page to Registration Rights Agreement]

BERKSHIRE INVESTORS LLC

By:	/s/ Bradley M. Bloom Name: Bradley M. Bloom
Title: Managing Director

Address:	200 Clarendon Street
Boston, MA 02116

Facsimile No. 617-227-6105
[Signature Page to Registration Rights Agreement]

BREAKAWAY PARTNERS I, LLC

By:	Breakaway Ventures, LLC,
Its Managing Member

By:	/s/ Dennis Baldwin

Name: Dennis Baldwin
Title: Managing Member

Address:	399 Boylston Street, 7th Street
Boston, MA 02116

Facsimile No. 617-671-0557
[Signature Page to Registration Rights Agreement]

/s/ Mark A. Carleo Signature of Holder

Mark A. Carleo Print name of Holder

Address:

Facsimile No.

[Signature Page to Registration Rights Agreement]

DAVENPORT BCCH, LLC

By: /s/ DeWitt P. Davenport Name: DeWitt P. Davenport
Title: Manager and Member

Address:	20 North Main Street
South Yarmouth, MA 02664

Facsimile No. 508-760-3640
[Signature Page to Registration Rights Agreement]

DEWITT P. DAVENPORT 1999 TRUST

By: /s/ DeWitt P. Davenport Name: DeWitt P. Davenport
Title: Trustee and not individually

Address:	20 North Main Street
South Yarmouth, MA 02664

Facsimile No. 508-760-3640
[Signature Page to Registration Rights Agreement]

/s/ Benjamin D. Fischman BENJAMIN D. FISCHMAN

Address:	c/o Retail Convergence, Inc.
20 Channel Center, 3rd Floor
Boston, MA 02210

Facsimile No. 617-695-7391
[Signature Page to Registration Rights Agreement]

BENJAMIN D. FISCHMAN 2009 TRUST
- RCI U/D/T DATED JULY 30, 2009

/s/ Benjamin D. Fischman Name: Benjamin D. Fischman, as Trustee, and Not Individually

Address:	c/o Retail Convergence, Inc.
20 Channel Center, 3rd Floor
Boston, MA 02210

Facsimile No. 617-695-7391
[Signature Page to Registration Rights Agreement]

/s/ Michael Frieze Michael Frieze

Address:	c/o Gordon Brothers Group
101 Huntington Avenue, 10th Floor
Boston, MA 02199

Facsimile No. 617-422-6201
[Signature Page to Registration Rights Agreement]

GC ENTREPRENEURS FUND IV, L.P.

By:	General Catalyst Partners IV, L.P.,
its General Partner

By:	General Catalyst GP IV, LLC
its General Partner

By:	/s/ William J. Fitzgerald Name: William J. Fitzgerald
Title: Member and Chief Financial Officer

Address:	20 University Road, Suite 450
Cambridge, MA 02138

Facsimile No. 617-243-7040
[Signature Page to Registration Rights Agreement]

GENERAL CATALYST GROUP IV, L.P.

By:	General Catalyst Partners IV, L.P.,
its General Partner

By:	General Catalyst GP IV, LLC
its General Partner

By:	/s/ William J. Fitzgerald Name: William J. Fitzgerald
Title: Member and Chief Financial Officer

Address:	20 University Road, Suite 450
Cambridge, MA 02138

Facsimile No. 617-243-7040
[Signature Page to Registration Rights Agreement]

/s/ Cheryl L. Kaplan Signature of Holder

Cheryl L. Kaplan Print Name of Holder

Address:

Facsimile No.

[Signature Page to Registration Rights Agreement]

/s/ Edward M. McNamara Edward M. McNamara

Address:	c/o Retail Convergence, Inc.
20 Channel Center, 3rd Floor
Boston, MA 02210

Facsimile No. 617-695-7391
[Signature Page to Registration Rights Agreement]

/s/ Mark McWeeny Signature of Holder

Mark McWeeny Print Name of Holder

Address:

Facsimile No.

[Signature Page to Registration Rights Agreement]

/s/ Jonathan W.G. Mugar JONATHAN W.G. MUGAR

Address:	c/o Mugar Enterprises
222 Berkeley Street
Boston, MA 02116

Facsimile No. 617 267-3535
[Signature Page to Registration Rights Agreement]

/s/ Peter S. Mugar PETER S. MUGAR

Address:	c/o Mugar Enterprises
222 Berkeley Street
Boston, MA 02116

Facsimile No. 617 267-3535
[Signature Page to Registration Rights Agreement]

MUGAR VALUE FUND I LLC

By: /s/ Peter S. Mugar Name: Peter S. Mugar
Title: Manager

Address:	c/o Mugar Enterprises
222 Berkeley Street
Boston, MA 02116

Facsimile No. 617 267-3535
[Signature Page to Registration Rights Agreement]

NED RETAIL CONVERGENCE LLC

By:	NED Manager LLC,
its Manager

By:	/s/ Stephen R Karp Name: Stephen R Karp
Title: Manager

By:	/s/ Steven S. Fischman Name: Steven S. Fischman
Title: Manager

By:	/s/ Douglass E. Karp Name: Douglass E. Karp
Title: Manager

Address:	One Wells Avenue
Newton, MA 02459

Facsimile No. 617-243-7329
[Signature Page to Registration Rights Agreement]

/s/ Michael Rubin Signature of Holder

Michael Rubin Print Name of Holder

Address:	c/o GSI Commerce, Inc.

935 First Avenue

King of Prussia, PA 19406

Facsimile No.	(610) 491-7299

[Signature Page to Registration Rights Agreement]

/s/ Stacey Santo Signature of Holder

Stacey Santo Print Name of Holder

Address:

Facsimile No.

[Signature Page to Registration Rights Agreement]

SFP JOINT VENTURE

By:	/s/ Steven T. Wolf Name: Steven T. Wolf
Title: Partner

Address:	9 Blossom Lane
Wayland, MA 01788

Facsimile No. 508-358-7481
[Signature Page to Registration Rights Agreement]

/s/ Shari Shakun Signature of Holder

Shari Shakun Print Name of Holder

Address:

Facsimile No.

[Signature Page to Registration Rights Agreement]

/s/ Gregory Sullivan Gregory Sullivan

Address:

Facsimile No.

[Signature Page to Registration Rights Agreement]

/s/ Mark Weinberg Signature of Holder

Mark Weinberg Print Name of Holder

Address:

Facsimile No.

[Signature Page to Registration Rights Agreement]

WENTWORTH INVESTMENT LLC

By:	/s/ David T. Ting Name: David T. Ting
Title: Manager

Address:	c/o Mugar Enterprises
222 Berkeley Street
Boston, MA 02116

Facsimile No. (617) 267-3535
[Signature Page to Registration Rights Agreement]

SCHEDULE I
Berkshire Fund V, Limited Partnership
Berkshire Investors LLC
Breakaway Partners, I, LLC
Mark A. Carleo
Davenport BCCH, LLC
DeWitt P. Davenport 1999 Trust
Benjamin D. Fischman
Benjamin D. Fischman 2009 Trust — RCI U/D/T dated July 30, 2009
Michael Frieze
GC Entrepreneurs Fund IV, L.P.
General Catalyst Group IV, L.P.
Cheryl L. Kaplan
Edward M. McNamara
Mark McWeeny
Jonathan W.G. Mugar
Peter S. Mugar
Mugar Value Fund I LLC
NED Retail Convergence LLC
Michael Rubin
Stacey Santo
SFP Joint Venture
Shari Shakun
Gregory Sullivan
Mark Weinberg
Wentworth Investment LLC

SCHEDULE II
Joinder
     The undersigned hereby agrees to be bound by the terms of the Registration Rights Agreement dated as of ___, 2009 by and among GSI Commerce, Inc. (“Parent”) and the Holders named therein as a Holder in accordance with the terms thereof. The undersigned acknowledges and agrees that such joinder shall not be effective until countersigned by Parent.

Signature of Holder

Print Name of Holder

Address:

Facsimile No.
Approved and accepted:

GSI COMMERCE, INC.
By:
Print name:
Print title:

Schedule III
1. The Second Amended and Restated Registration Rights Agreement dated as of September 13, 2000 by and among Parent and the holders listed on the signature pages therein, as amended; and
2. The Registration Rights Agreement, dated July 31, 1995, by and between Parent and MR Acquisitions, Inc.
3. The Registration Rights Agreement dated as of July 2, 2007 between Parent and the initial purchaser named therein.

Appendix A
GSI Commerce, Inc.
Form of
Notice of Registration Statement
and
Selling Securityholder Questionnaire
November 2009
     GSI Commerce, Inc. (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 or another appropriate form (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), in accordance with the Registration Rights Agreement (the “Agreement”) to be entered into by and among the Company and each Holder named therein. A copy of the Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.
     In order to have Registrable Securities included in the Shelf Registration Statement and related prospectus or prospectus supplement (or a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire (the “Notice and Questionnaire”) must be completed, executed and delivered to the Company at the address set forth herein for receipt on or prior to two (2) business days prior to the closing date of the Merger. Record holders and beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire (i) will not be named as selling securityholders in the Shelf Registration Statement and related prospectus or prospectus supplement (or a supplement or amendment thereto); and (ii) may not use the applicable prospectus and prospectus supplement for resales of Registrable Securities.
     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related prospectus or prospectus supplement. Accordingly, record holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus or prospectus supplement.
ELECTION
     The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement and related prospectus or prospectus supplement the Registrable Securities beneficially owned by it and described below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Agreement, including, without limitation, Section 7 of the Agreement.

     Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement and related prospectus or prospectus supplement, the Selling Securityholder will be required to deliver to the Company the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Notice and Questionnaire.
     The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE
(1)	(a) Full legal name of Selling Securityholder:

(b) Full legal name of registered Holder (if not the same as in (a) above) of Registrable Securities described in Item (3) below:

(c) Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities described in Item (3) below are held:

(2)	Address for notices to Selling Securityholder:

Telephone: Fax: Contact Person: E-mail for Contact Person:

(3)	Beneficial ownership of Registrable Securities:

Except as set forth below in this Item (3), the undersigned wishes to include all Registrable Securities issued to the undersigned in connection with the Merger, including without limitation, any Registrable Securities beneficially owned by the undersigned which are placed in escrow to secure certain indemnification obligations pursuant to the Merger Agreement.

State any exceptions here:

(4)	Beneficial ownership of other securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Registrable Securities.

State any exceptions here:

(5)	Individuals who exercise voting and/or dispositive powers with respect to the securities:

Unless the Selling Securityholder is an entity that is required to file reports with the Commission (a “Reporting Company”) pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Selling Securityholder must disclose the name of the natural person(s) who exercise(s) sole or shared voting and/or dispositive powers with respect to the Registrable Securities and other securities of the Company listed above in Items 3 and 4, respectively. Selling

Securityholders should disclose the beneficial holders, not nominee holders or other such holders of record.
	(a)	Is the holder a Reporting Company?

Yes No

If “No”, please answer Item (5)(b).

	(b)	List below the individual or individuals who exercise voting and/or dispositive powers with respect to the securities of the Company:

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related prospectus or prospectus supplement.

(6)	Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates, including Retail Convergence, Inc.) during the past three years.

State any exceptions here:

(7)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute (if at all) the Registrable Securities described above in Item (3) only as set forth in Exhibit 2 hereto, which Exhibit 2 is incorporated herein by reference in its entirety.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Company.

(8)	Broker-Dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration Statement and related prospectus or prospectus supplement, even if they did not receive the Registrable Securities as compensation for underwriting activities.

	(a)	State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes No

(b)	If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below, if applicable. Your answers to (i) and (ii) below, and (iii) below, if applicable, will be included in the Shelf Registration Statement and related prospectus or prospectus supplement.
(i)	Were the Registrable Securities acquired as compensation for underwriting activities?
Yes No

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Registrable Securities were acquired as compensation:
(ii)	Were the Registrable Securities acquired for investment purposes?

Yes No

(iii)	If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Registrable Securities:

(c)	State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

Yes No

(d)	If you answered “Yes” to question (c) above:
(i)	Did the undersigned Selling Securityholder purchase Registrable Securities in the ordinary course of business?
Yes No

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Registrable Securities:

(ii)	At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Registrable Securities?
Yes No

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related prospectus or prospectus supplement.

(9)	Hedging and short sales:

	(a)	State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Registrable Securities:

Yes No

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

	(b)	Set forth below is Compliance and Disclosure Interpretation No. 239.10 of the Commission’s Compliance and Disclosure Interpretations: Securities Act Sections regarding short selling:

“239.10 An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date. [Nov. 26, 2008]”
     By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.
* * * * *
     By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act, particularly Regulation M (or any successor rule or regulation).
     The Selling Securityholder hereby acknowledges its obligations under the Agreement to indemnify and hold harmless the Company and certain other persons as set forth in the Agreement.
     In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities described in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Agreement.
     By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related prospectus or prospectus supplement. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related prospectus or prospectus supplement.
     In accordance with the Selling Securityholder’s obligation under Section 3(a) of the Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement and related prospectus or prospectus supplement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Company may reasonably request regarding such Selling Securityholder and the intended method of distribution of Registrable Securities in order to comply with the Securities Act. Except as otherwise provided in the Agreement, all notices hereunder and pursuant to the Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i) To the Company:

GSI Commerce, Inc. 935 First Avenue King of Prussia, PA 19406

Attention: Arthur H. Miller

(ii)	With a copy to:

Blank Rome LLP One Logan Square 130 North 18th Street Philadelphia, PA 19103

Attention: Francis E. Dehel
     Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder, as applicable, with respect to the Registrable Securities beneficially owned by such Selling Securityholder and described in Item (3) above. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: __________________	Beneficial Owner:
By:
Name:
Title:

Exhibit 1
NOTICE OF TRANSFER
GSI Commerce, Inc.
935 First Avenue
King of Prussia, PA 19406
Attention: Arthur H. Miller
Re: GSI Commerce, Inc. (the “Company”)
Dear Mr. Miller:
     Please be advised that                                            has transferred                       shares of the Company’s common stock pursuant to an effective Registration Statement on Form S-3 (File No. 333-___) filed by the Company.
     We hereby certify that the prospectus and prospectus supplement delivery requirements, as applicable, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the shares of common stock of the Company is named as a selling securityholder in the prospectus or prospectus supplement, as applicable, dated [insert date], or in amendments or supplements thereto, and that the aggregate number of shares of common stock transferred is [a portion of] the shares of common stock listed in such prospectus or prospectus supplement, as amended or supplemented, opposite such owner’s name.
Dated:

Very truly yours,
(Name)
By:
(Authorized Signature)

Exhibit 2
PLAN OF DISTRIBUTION
The Company is registering the shares of common stock listed in the table appearing in the “Selling Stockholders” section of this prospectus supplement to permit the resale of such common stock by the selling securityholders. In connection with the Company’s acquisition of RCI, pursuant to the terms of a registration rights agreement, the Company agreed to register the resale of the common stock issued as initial merger consideration to the selling securityholders and to indemnify the selling securityholders against certain losses, claims, and liabilities. The selling securityholders also agreed to indemnify the Company for certain losses, claims, and liabilities.
The selling securityholders will act independently of the Company in making decisions with respect to the timing, manner and size of each sale. The selling securityholders may, from time to time, sell any or all of the shares beneficially owned by them and offered hereby directly or through one or more underwriters, broker-dealers or agents. If the common stock is sold through underwriters or broker-dealers, the selling securityholders will be responsible for underwriting discounts or commissions or agent’s commissions. The common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, at prices related to prevailing market prices or at negotiated prices. The shares may be sold at various times by one or more methods, including, but not limited to, the following:
•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	directly to one or more purchasers, including institutional investors;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus supplement is a part;

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share or over a stipulated period of time;

•	in private transactions or under Rule 144, or pursuant to other available exemptions from the registration requirements, under the Securities Act rather than pursuant to this prospectus supplement and accompanying base prospectus;

•	through the distribution of the shares by the selling securityholders to its members or other equity holders;

•	a combination of any such methods of sale or distribution; and

•	any other method permitted pursuant to applicable law.
From time to time, the selling securityholders may also pledge, hypothecate or grant a security interest in some or all of the shares they own. The pledgees, secured parties or persons to whom the shares have been hypothecated will, upon foreclosure in the event of default, be deemed to be selling securityholders and will be named in an additional prospectus supplement.
In effecting sales, the selling securityholders may engage brokers or dealers, and any brokers or dealers so engaged by the selling securityholders may arrange for other brokers or dealers to participate. Broker-dealers may receive commissions, concessions, discounts or other items constituting compensation from the selling securityholder (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.
Broker-dealers who acquire shares as principal may thereafter resell those shares from time to time in transactions (which may involve block trades and which may involve sales to and through other broker-dealers, including transactions of the nature described above) in the over-the-counter market, on any national securities exchange or quotation service, in privately negotiated transactions or by a combination of these methods of sale, at fixed prices that may be changed, at prevailing market prices at the time of sale, at prices related to prevailing market prices, at varying prices determined at the time of sale or at negotiated prices.
The selling securityholders may enter into hedging transactions with broker-dealers and the broker-dealers may engage in short sales of the shares in the course of hedging the positions they assume. The selling securityholders may enter into option or other transactions with broker-dealers that involve the delivery of the shares offered to the broker-dealers, who may then resell or otherwise transfer those shares. The selling securityholders may also loan or pledge their shares to a broker-dealer and, upon the default of the selling securityholders, the broker-dealer may sell or otherwise transfer such shares, to the extent permitted by applicable law. If dealers are utilized in the sale of shares of common stock, the names of the dealers and the terms of the transaction will be set forth in a prospectus supplement, if required by law.
The selling securityholders may also sell shares of the common stock through agents designated by them from time to time. The Company will name any agent involved in the offer or sale of such shares and will list commissions payable by the selling securityholders to these agents in a prospectus supplement, if required by law. Unless indicated in the prospectus supplement, the agents will have agreed to use their reasonable best efforts to solicit purchases for the period of their appointment.
The selling securityholders may indemnify underwriters, dealers or agents who participate in the distribution of the shares of common stock against certain liabilities, including liabilities under the

Securities Act and agree to contribute to payments which these underwriters, dealers or agents may be required to make.
To our knowledge, there are currently no plans, arrangements or understandings between any selling securityholders and any underwriter, broker-dealer or agent regarding the sale by the selling securityholders of the shares of common stock.
Under the securities laws of some states, the shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
The selling securityholders and any underwriters, broker-dealers or agents that participate in the sale of the shares of common stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any profit on the sale of the shares of common stock by the selling securityholders and any discounts, commissions or concessions received by any such underwriters, broker-dealers or agents may be deemed to be underwriting discounts and commissions under the Securities Act. If a selling securityholder is deemed to be an “underwriter” within the meaning of Section 2(11) of the Securities Act, such selling securityholder will be subject to the prospectus delivery requirements of the Securities Act and may be subject to statutory liabilities under the U.S. securities laws. The selling securityholders have acknowledged that they understand their obligation to comply with the provisions of the Exchange Act, including Regulation M, as applicable.